Exhibit 99.1

MOHAWK INDUSTRIES, INC.
CONSOLIDATED SUPPLEMENTAL STATEMENTS OF EARNINGS DATA

(In thousands, except per share data)

	Fiscal Quarters Ended				Year Ended
	April 3, 2004	July 3, 2004	October 2, 2004	December 31, 2004	December 31, 2004

Net sales	$ 1,389,725	1,485,897	1,529,651	1,475,099	5,880,372

width="232" Cost of sales	1,024,179	1,082,578	1,093,598	1,059,176	4,259,531
Gross profit	365,546	403,319	436,053	415,923	1,620,841

Selling, general and administrative expenses	246,507	252,646	242,995	243,103	985,251
Operating income	119,039	150,673	193,058	172,820	635,590

Other expense (income):
Interest expense	13,954	13,212	13,918	12,308	53,392
Other expense	1,928	2,568	3,706	1,529	9,731
Other income	(506)	(1,577)	(1,239)	(1,600)	(4,922)
	15,376	14,203	16,385	12,237	58,201

Earnings before income taxes	103,663	136,470	176,673	160,583	577,389

Income taxes	37,356	49,312	63,986	58,113	208,767

width="232" Net earnings	$ 66,307	87,158	112,687	102,470	368,622

Basic earnings per share	$ 1.00	1.31	1.69	1.54	5.53

Weighted-average common
shares outstanding	66,629	66,742	66,669	66,689	66,682

Diluted earnings per share	$ 0.98	1.29	1.67	1.52	5.46

Weighted-average common and dilutive
potential common shares outstanding	67,599	67,564	67,468	67,595	67,557

Segment information:
Net sales:
Mohawk	$ 1,030,442	1,105,493	1,129,422	1,103,474	4,368,831
Dal-Tile	359,283	380,404	400,229	371,625	1,511,541
Consolidated net sales	$ 1,389,725	1,485,897	1,529,651	1,475,099	5,880,372

Operating income:
Mohawk	$ 71,772	97,050	131,361	124,073	424,256
Dal-Tile	49,402	55,895	62,750	51,784	219,831
Corporate	(2,135)	(2,272)	(1,053)	(3,037)	(8,497)
Consolidated operating income	$ 119,039	150,673	193,058	172,820	635,590

MOHAWK INDUSTRIES, INC.
CONSOLIDATED SUPPLEMENTAL STATEMENTS OF EARNINGS DATA

(In thousands, except per share data)

	Fiscal Quarters Ended				Year Ended
	March 29, 2003	June 28, 2003	September 27, 2003	December 31, 2003	December 31, 2003

Net sales	$ 1,083,422	1,245,870	1,301,547	1,368,542	4,999,381

Cost of sales	800,696	897,463	927,813	979,607	3,605,579
Gross profit	282,726	348,407	373,734	388,935	1,393,802

Selling, general and administrative expenses	204,533	218,339	214,330	214,571	851,773
Operating income	78,193	130,068	159,404	174,364	542,029

Other expense (income):
Interest expense	13,098	14,087	14,162	14,228	55,575
Other expense	1,391	1,058	1,800	2,003	6,252
Other income	(1,871)	(3,163)	(467)	(2,731)	(8,232)
	12,618	11,982	15,495	13,500	53,595

Earnings before income taxes	65,575	118,086	143,909	160,864	488,434

Income taxes	23,935	43,101	52,527	58,722	178,285

Net earnings	$ 41,640	74,985	91,382	102,142	310,149

Basic earnings per share	$ 0.63	1.14	1.38	1.54	4.68

Weighted-average common shares
outstanding	66,355	65,886	66,260	66,504	66,251

Diluted earnings per share	$ 0.62	1.12	1.36	1.51	4.62

Weighted-average common and dilutive
potential common shares outstanding	67,119	66,709	67,222	67,434	67,121

Segment information:
Net sales
Mohawk	$ 806,818	925,434	965,786	1,032,807	3,730,845
Dal-Tile	276,604	320,436	335,761	335,735	1,268,536
Consolidated net sales	$ 1,083,422	1,245,870	1,301,547	1,368,542	4,999,381

Operating income:
Mohawk	$ 40,830	85,724	108,499	128,987	364,040
Dal-Tile	38,348	46,699	52,702	49,496	187,245
Corporate	(985)	(2,355)	(1,797)	(4,119)	(9,256)
Consolidated operating income	$ 78,193	130,068	159,404	174,364	542,029

	Years Ended December 31,
	2004	2003	2002	2001	2000
	(In thousands, except per share data)
Statement of earnings data:
Net sales	$ 5,880,372	4,999,381	4,516,957	3,441,267	3,400,905
Cost of sales	4,259,531	3,605,579	3,247,865	2,583,669	2,556,772
Gross profit	1,620,841	1,393,802	1,269,092	857,598	844,133

Selling, general and administrative
expenses	985,251	851,773	747,027	530,441	527,018
Class action legal settlement	-	-	-	-	7,000
Operating income	635,590	542,029	522,065	327,157	310,115

Interest expense	53,392	55,575	68,972	29,787	38,044
Other expense (income), net	4,809	(1,980)	9,464	5,954	4,442
	58,201	53,595	78,436	35,741	42,486
Earnings before income taxes	577,389	488,434	443,629	291,416	267,629
Income taxes	208,767	178,285	159,140	102,824	105,030
Net earnings	$ 368,622	310,149	284,489	188,592	162,599

Basic earnings per share	$ 5.53	4.68	4.46	3.60	3.02
Weighted-average common shares
outstanding	66,682	66,251	63,723	52,418	53,769
Diluted earnings per share	$ 5.46	4.62	4.39	3.55	3.00
Weighted-average common and
dilutive potential common shares
outstanding	67,557	67,121	64,861	53,141	54,255

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